EXHIBIT 10.6
EXECUTION VERSION

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE
EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE
REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. REDACTED
INFORMATION IS INDICATED BY [***].

FIRST AMENDMENT
TO TK INTERESTS PURCHASE AND SALE AGREEMENT
This FIRST AMENDMENT TO TK INTERESTS PURCHASE AND SALE AGREEMENT (this “Amendment”) is entered into as of June 24, 2022, by and among TK Investco 7 Pte. Ltd., TK Investco 8 Pte. Ltd., TK Investco 10 Pte. Ltd. and TK Investco 11 Pte. Ltd., each a Singapore private limited company (each, a “Seller”, and together, the “Sellers”) and Gioia Investment Pte. Ltd., a Singapore private limited company (the “Purchaser”). The Sellers and the Purchaser are referred to herein individually as a “Party” and together as the “Parties”.
RECITALS
A.The Parties entered into that certain TK Interests Purchase and Sale Agreement dated May 12, 2022 (the “Agreement”).
B.In anticipation of the Closing, the Parties now desire to set forth their agreement regarding certain amendments to, and acknowledgments and agreements in respect of, the Agreement.
ACCORDINGLY, the Parties agree as follows:
1.Defined Terms; Rules of Interpretation
Capitalized terms used herein but not otherwise defined shall have the meanings given to them in the Agreement. The rules of interpretation set forth in section 1.2 (Rules of Interpretation) of the Agreement shall apply to this Amendment mutatis mutandis.
2.Financial Model-Related Amendments
(a)The definition of “Relevant Financial Model” set forth in section 1.1 (Definitions) of the Agreement shall be amended to read in its entirety as follows:
“Relevant Financial Model” means, in respect of each Project, the financial model for such Project set forth in the Excel spreadsheet named [***] sent by [***] to representatives of the Purchasers by email on June 20, 2022 at 2.40pm Japan Standard Time.
(b)Following the amendment under Section 2(a), each such amended financial model shall be treated as the Relevant Financial Model for all purposes of the Agreement from the date of the Agreement.
(c)Schedule 1 (Projects) to the Agreement shall be amended by replacing the relevant rows of each Project referred to below with the following:

PART 1: KYOTO PROJECT
Base Consideration	¥11,610,373,500
Assumed Net Producer-Side Charges Reduction Amount	¥97,755,209
Maximum Producer-Side Charges Adjustment Amount	¥97,755,209
PART 2: YATSUBO PROJECT
Base Consideration	¥3,236,000,225
Assumed Net Producer-Side Charges Reduction Amount	¥141,930,473
Maximum Producer-Side Charges Adjustment Amount	¥141,930,473
Maximum Debt Amount	[***]
Required Equity Amount	GK Membership Interests: [***] Tokumei Kumiai Interests: [***]
PART 3: MOMURA PROJECT
Base Consideration	¥6,451,283,733
Assumed Net Producer-Side Charges Reduction Amount	¥297,740,762
Maximum Producer-Side Charges Adjustment Amount	¥297,740,762
Maximum Debt Amount	[***]
Required Equity Amount	GK Membership Interests: [***] Tokumei Kumiai Interests: [***]
PART 4: IWAKI WATANABE PROJECT
Base Consideration	¥3,071,491,117
Assumed Net Producer-Side Charges Reduction Amount	¥107,592,420
Maximum Producer-Side Charges Adjustment Amount	¥107,592,420

PART 7: ORIDO PROJECT
Base Consideration	¥1,273,551,875
Assumed Net Producer-Side Charges Reduction Amount	¥76,481,303
Maximum Producer-Side Charges Adjustment Amount	¥76,481,303
Maximum Debt Amount	[***]
Required Equity Amount	GK Membership Interests: [***] Tokumei Kumiai Interests: [***]
PART 8: HANDA PROJECT
Base Consideration	¥3,665,805,668
Assumed Net Producer-Side Charges Reduction Amount	¥88,990,955
Maximum Producer-Side Charges Adjustment Amount	¥88,990,955
PART 9: MINAMI UENO-CHO PROJECT
Base Consideration	¥1,199,274,577
Assumed Net Producer-Side Charges Reduction Amount	¥29,595,444
Maximum Producer-Side Charges Adjustment Amount	¥29,595,444
Required Equity Amount	GK Membership Interests: [***] Tokumei Kumiai Interests: [***]

(d)Each Party:
(i)waives any breach by any other Party of section 2.5(b) or (c) (Finance Project Adjustment) of the Agreement in connection with the failure to agree to the amendments referred to in those sections within the periods specified for such amendments; and
(ii)agrees that the condition set forth in section 3.2(d)(ii) (Financing Arrangements) (in the case of each Seller) and section 3.3(d)(ii) (Financing Arrangements) (in the case of the Purchaser) of the Agreement shall be deemed satisfied by the execution of this Amendment.

3.Purchase Price Adjustments
(a)The Parties acknowledge that the Relevant Equity Adjustment Amount for the purposes of section 2.2(b) (Purchase Price) of the Agreement shall be zero for each Project Company that holds a Pre-Finance Project.
(b)Each Party agrees that no adjustments will be made for the purposes of sections 2.2(c) and (d) (Purchase Price) of the Agreement.
(c)Each Party agrees that this Section 3 shall be deemed to be the statement delivered in accordance with section 2.3 (Adjustment Statement) of the Agreement. The Purchaser waives any breach by any Seller of section 2.3 of the Agreement in connection with the failure to deliver the statements referred to in such section within the period specified for such delivery.
4.Kyoto Land R&Ws Exception and Qualification
The exception and qualification set forth in the last paragraph of section 6.8 (Real Property) of the Agreement shall be amended to read in its entirety as follows:
As of the Closing Date, each representation and warranty in this Section 6.8 made in respect of the Kyoto Project and FS Japan Project 6 GK is subject to the exception and qualification that land used by the Kyoto Project will transfer to an Affiliate of Kyoto Solar Plant L.P., and certain designations will be made, on or around the Closing Date under the “Kyoto Land Transfer and Designation Agreement” as defined in the Business PSA.
5.Payment of Relevant Purchase Price
(a)For the purposes of section 3.4(a)(i) (Deliveries and Closing Actions) of the Agreement, the Purchaser shall be deemed to have paid each Relevant Purchase Price to the Relevant Seller Bank Account when the Purchaser has delivered a SWIFT payment confirmation (MT103) which confirms, to the Relevant Seller’s reasonable satisfaction, that such amount has been paid to the Relevant Seller Bank Account.
(b)If each Relevant Purchase Price is not received by each Seller in its Relevant Seller Bank Account by the Business Day after the Closing Date, then the Sellers may, by delivering written notice to the Purchaser and at the Purchaser’s cost, require that the Transaction in its entirety be promptly unwound in accordance with article 545 of the Civil Code.
6.Affirmation
Except as set forth in this Amendment, the Agreement shall remain in full force and effect.
7.Governing Law
This Amendment is governed by, and shall be construed in accordance with, the laws of Japan.

8.Counterparts
This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, email (including .pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.
Sellers:

TK INVESTCO 7 PTE. LTD. By: Name: Title: TK INVESTCO 8 PTE. LTD. By: Name: Title: TK INVESTCO 10 PTE. LTD. By: Name: Title: TK INVESTCO 11 PTE. LTD. By: Name: Title:

[First Amendment to TK Interests Purchase and Sale Agreement]

Purchaser:

GIOIA INVESTMENT PTE. LTD. By: Name: Title:

[First Amendment to TK Interests Purchase and Sale Agreement]